RUSH ENTERPRISES



CUSTOMER
BOSS

Excellence
Productivity Fairness
Integrity Positive Attitude

April 2023

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DISCLOSURE/SAFE HARBOR

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COMPANY OVERVIEW

- Full-service solutions provider to commercial vehicle industry
- 8,100 dedicated employees
- $7.1B in revenue in 2022
- 34,881 trucks sold in 2022
- 2022 Class 8 market share: 6.3% U.S. and 1.8% Canada
- 2022 Class 4-7 market share: 4.6% U.S. and 2.2% Canada



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COMPANY AT A GLANCE



Rush Truck Centers
Rush Refuse Systems
Rush Crane Systems
Rush Towing Systems
Rush Bus Centers

Rush Truck Leasing
Rush Truck Insurance
House of Trucks
Cummins Clean Fuel Technology

Custom Vehicle Solutions
Perfection Truck Parts & Equipment
Chrome Country
World Wide Tires

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ECONOMIC OUTLOOK

- U.S. economy uncertain – rising interest rates, slowdown in consumer spending causing concern
- Declining housing starts
- Manufacturing at risk
- Softening retail sales environment
- GDP forecast between -1% and 1%
- Inflation forecasted at 2-4%



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INDUSTRY OUTLOOK

- New truck production continues to normalize
- Commercial vehicle demand expected to remain strong through first half of 2023
- Used truck values expected to continue depreciating at higher pace in first half of 2023
- Parts availability improved significantly
- Supply chain issues still a factor



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LIQUIDITY AND EXPENSE MANAGEMENT

- Strong free cash flow; $201M in cash as of December 2022
- Continuing to invest in strategic initiatives
- Authorized $150M share repurchase program in December 2022, increased dividend in Q3 2022
- Disciplined expense management approach
- $1.1B in floorplan facilities
- $670M lines of credit available to finance lease and rental fleet



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U.S. RETAIL TRUCK SALES PROJECTIONS TO 2027


Units (Thousands)
0
50
100
150
200
250
300
350
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023E
2024E
2025E
2026E
2027E

Class 8	188	224	253	197	197	256	281	196	227	259	255	222	256	311	175
Class 4-7	180	200	218	226	242	258	267	232	249	234	254	253	264	287	248

Source: ACT Research

Class 8   Class 4-7

STRATEGIC GROWTH INITIATIVES REPORT CARD 2017-2022

2022 Financial Goals	2022 YTD
$6.7B annual revenue	$7.1B
5% pretax profit margin	7.2%
Grow parts revenue from $1B to $2B	$1.8B
Grow service and body shop revenue from $385M to $540M	$528M
Increase CNG market share to 30% with Momentum Fuel Technologies	Cummins Clean Fuel Technologies
Increase U.S. Class 8 market share to 7.5%	6.3%
Increase U.S. Class 4-7 market share to 6.2%	4.6%
Increase RTL pre-tax margin to 4.6%	22%
Consistent shareholder return program	Dividend and share repurchase programs

STRATEGIC GROWTH INITIATIVES

- 2027 financial goals
  - $10B in annual revenue
  - 6% return on sales
- Growth goals and opportunities
  - Grow aftermarket parts and service revenue to $3.5B
  - Increase U.S. Class 8 market share to 7.5%
  - Increase U.S. Class 4-7 market share to 5.5%
  - Maintain RTL return on sales > 15%
- Capital deployment
  - Disciplined investment in strategic growth
  - Annual cash dividend increases 5-10%
  - Opportunistic share repurchase program



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SUSTAINABILITY – ESG

- Oversight by Nominating and Governance Committee of the Board
- Issued first Corporate Responsibility Report – April 2021
- Environmental
  - Supporting transition from fossil fuels
  - Working with OEMs on alternative fuel technologies
  - Cummins Clean Fuel Technologies joint venture
  - Reducing non-renewable energy consumption, GHG
- Social
  - Promoting diversity in workforce and leadership
  - Ensuring safety of workplace and communities
  - Annual employee engagement surveys
  - Maintaining robust cybersecurity programs


ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE
ESG

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RUSH TRUCK CENTERS

- Largest commercial vehicle dealer network in North America
- 140 locations in 23 states, 15 locations in Canada
- Class 3-8 commercial vehicle sales, full range of aftermarket solutions
- Largest dealer group for Peterbilt, Navistar, Hino, Isuzu, growing with Ford
- Broad market segment coverage
- Leasing and rental
- Finance and insurance services
- Over 6.5M square feet of premium facilities


RUSH

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RUSH TRUCK CENTERS NETWORK



Peterbilt Dealerships
International Dealerships
Independent Parts and Service Locations
Peterbilt
International
Ford

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SOLUTIONS NETWORK

- Capabilities for all makes and models
- Aftermarket parts
  - More than $325M parts inventory
  - Genuine OEM and all-makes parts, including proprietary Rig Tough and Premium Power powertrain parts
- Service and body shop
  - 2,636 service bays, 2,685 technicians, 31 collision centers
  - 587 mobile and embedded technicians
  - CNG/LNG service capabilities



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AN UNRIVALED PORTFOLIO OF AFTERMARKET CAPABILITIES



ALL-MAKES PARTS



PARTS CONNECT



RAPID PARTS CONTACT CENTER



SERVICE CONCIERGE TEAM



SERVICE CONNECT



RUSHCARE COMPLETE



XPRESS SERVICES



CONTRACT MAINTENANCE



MOBILE SERVICE AND ON-SITE TECHNICIAN SUPPORT



TELEMATICS SUPPORT



VEHICLE RECALL AND CAMPAIGN MANAGEMENT



STATE-OF-THE-ART SERVICE FACILITIES


CNG | LNG

ALTERNATIVE FUELS



COLLISION CENTER



VEHICLE MODIFICATION

ABSORPTION PERFORMANCE

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- 137% overall in 2022



ABSORPTION RATIO*
150%
130%
110%
90%
70%
50%
106%
114%
116%
114%
118%
116%
112%
121%
122%
120%
119%
130%
137%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

*Absorption ratio is calculated by dividing the gross profit from the parts, service and collision center departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

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QUALITY OF EARNINGS 2022



REVENUE
Truck Sales 61%
Parts and Service 33%
Lease, Rental/Finance, Insurance/Other 6%
GROSS PROFIT
Truck Sales 28%
Parts and Service 62%
Lease, Rental/Finance, Insurance/Other 10%

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RUSH ENTERPRISES ANNUAL TRUCK SALES



Units (Thousands)
50
40
30
20
10
0
2017
7.0
1.6
10.9
13.0
2018
8.0
2.1
12.9
14.6
2019
7.7
2.2
14.4
15.0
2020
7.4
1.1
11.3
10.7
2021
7.5
1.7
10.5
11.1
2022
7.1
2.0
11.0
16.8
2023E
7.0
1.8
11.0
15.5
Used
Light-duty
Medium-duty
Class 8

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VEHICLE FRANCHISES

- Peterbilt, Class 6-8 – 64 locations, 11 states
- International, Class 5-8 – 58 locations, 12 states, 80% ownership of 15 locations in Canada
- Ford, Class 3-7 – 9 locations, 7 states
- Hino, Class 5-7 – 34 locations, 9 states
- Isuzu, Class 4-5 – 29 locations, 14 states
- Dennis Eagle, Class 7 – 19 locations, 4 states
- Blue Bird – 25 locations, 1 state
- Collins – 34 locations, 2 states
- Elkhart – 15 locations, 1 state
- IC Bus – 43 locations, 10 states
- Jerr-Dan – 5 locations, 3 states
- PacLease – 25 locations, 9 states
- Idealease – 27 locations, 12 states

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CLASS 8 CUSTOMERS

- Rush Enterprises 2022 U.S. Class 8 market share – 6.3%
- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier


6.3%
Large Fleets 30-35%
Mid-Size Fleets 15-20%
Owner-Operator 10-15%
Vocational 40-45%

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CLASS 4-7 CUSTOMERS

- Rush Enterprises 2022 U.S. Class 4-7 market share – 4.6%
- Vocational and specialty markets
- Ready-to-Roll®
- National fleet accounts
- Market tied closely to general economy



4.6%
Food/ Beverage 15%
Towing/ Recovery 10%
Leasing/ Rental 20%
Construction/ Landscaping 20%
Pick-up/ Delivery 25%
Government/ Municipal 10%

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RUSH TRUCK LEASING

- Full-service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 52 locations including 6 captive shops
- 10,326 units in truck fleet, including cranes
- 1,839 units under contract fleet maintenance
- Growing need by customers for outsourced maintenance



LEASING AND RENTAL REVENUE
Millions
$400
$350
$300
$250
$200
$150
$100
$50
$0
$238
$248
$236
$247
$322
$343
2018
2019
2020
2021
2022
2023E

PacLease IDEALEASE

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HISTORICAL RESULTS

$ in Millions, except per share amounts	2019	2020	2021	2022
Revenue	$5,809.8	$4,735.9	$5,126.1	$7,101.7
Gross profit	$1,025.6	$875.5	$1,092.3	$1,487.2
Gross profit margin	17.7%	18.5%	21.3%	20.9%
Adjusted EBIT (1)*	$190.6	$149.9	$314.8	$505.9
Adjusted EBIT margin*	3.3%	3.2%	6.1%	7.1%
Net income	$141.6	$114.9	$241.4	$391.4
Adjusted net income (1)*	$141.6	$114.9	$241.4	$381.6
EPS (2)	$2.51	$2.04	$4.17	$6.85
Adjusted EPS (1)*	$2.51	$2.04	$4.17	$6.68

(1) Includes pretax gain on sale of $12.5 million related to the sale of 50% interest in Momentum Fuel Technologies in 2022. Excludes gain of $9.8M related to acquisition of additional 30% equity in Rush Truck Centres of Canada in 2022.
(2) EPS for all periods presented has been adjusted and restated to reflect the stock split which occurred on October 12, 2020.
*Non-GAAP financial measure. See Appendix.

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ADJUSTED RETURN ON INVESTED CAPITAL

$ in Thousands	2019	2020	2021	2022
Total debt (GAAP)	$1,716,384	$1,158,553	$1,082,187	$1,331,328
Adjustments:				
Debt related to lease and rental fleet	($661,191)	($601,272)	($447,098)	($393,879)
Floor plan notes payable	($996,336)	($511,786)	($630,731)	($933,203)
Adjusted total debt (non-GAAP)	$58,857	$45,495	$4,358	$4,246
Cash and cash equivalents	($181,620)	($312,048)	($148,146)	($201,044)
Adjusted net (cash) debt*	($122,763)	($266,553)	($143,788)	($196,798)
Shareholders' equity	$1,159,493	$1,268,037	$1,466,749	$1,744,491
Adjusted invested capital*	$1,036,730	$1,001,484	$1,322,961	$1,547,693
Adjusted return on invested capital (1)*	18.6%	14.7%	27.1%	35.2%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods the calculation is made using the previous twelve months' results.
*Non-GAAP financial measure – see Appendix

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FREE CASH FLOW

$ in Thousands	2019	2020	2021	2022
Net cash provided by operations	$421,272	$762,982	$422,346	$294,729
Acquisition of property/equipment	($293,493)	($136,200)	($167,177)	($243,060)
Free cash flow*	$127,779	$626,782	$255,169	$51,669
Adjustments:				
Draws (payments) on floor plan financing, net	($104)	($369,592)	$118,945	$273,906
Draws (payments) on lease/rental debt	–	–	–	($140,917)
Proceeds from lease/rental debt	$210,042	$88,434	$66,430	–
Principal payments on lease/rental debt	($169,921)	($180,212)	($137,479)	–
Cash used for lease/rental fleet purchases	–	–	$43,603	$165,673
Non-maintenance capital expenditures	$43,123	$13,547	$13,906	$23,421
Adjusted free cash flow*	$210,919	$178,959	$360,574	$373,752

*Non-GAAP financial measure. See Appendix.

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RUSH ENTERPRISES


CUSTOMER
BOSS
POSITIVE ATTITUDE

Excellence

Productivity Fairness

Integrity Positive Attitude

April 2023

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APPENDIX

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Adjusted Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have the same information available to them that management uses to assess the Company's operating performance and capital structure. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

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APPENDIX RECONCILIATION

Adjusted Net Income and EPS

$ in Millions, except per share amounts	2019	2020	2021	2022
Net income	$141,583	$114,887	$241,415	$391,382
Adjustment:				
Gain on equity investment	–	–	–	($9,788)
Adjusted Net Income* (1)	$141,583	$114,887	$241,415	$381,594
Diluted shares outstanding EPS	56,356	56,242	57,878	57,151
EPS (2)	$2.51	$2.04	$4.17	$6.85
Adjusted EPS* (2)	$2.51	$2.04	$4.17	$6.68

*Non-GAAP financial measure – see Appendix.
(1) Includes pretax gain on sale of $12.5 million related to the sale of 50% interest in Momentum Fuel Technologies in 2022. Excludes gain of $9.8M related to acquisition of additional 30% equity in Rush Truck Centres of Canada in 2022.
(2) EPS for all periods presented has been adjusted and restated to reflect the stock split which occurred on October 12, 2020.

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APPENDIX RECONCILIATION

Adjusted EBITDA and EBIT

$ in Thousands	2019	2020	2021	2022
Net Income	$141,583	$114,887	$241,415	$391,382
Adjusted Net Income*	$141,583	$114,887	$241,415	$381,594
Provision for Income Taxes	$47,940	$36,936	$72,768	$119,471
Interest expense	$28,807	$9,014	$1,770	$19,124
Depreciation and amortization	$55,372	$57,456	$53,354	$55,665
(Gain) Loss on sales of assets	$102	($1,852)	($1,432)	($2,455)
EBITDA*	$273,804	$216,341	$367,375	$573,399
Adjustments:				
Interest expense associated with floor plan notes payable	($27,811)	($8,078)	($795)	($11,785)
Adjusted EBITDA*	$245,993	$208,263	$368,170	$561,614
Depreciation and amortization	($55,372)	($57,456)	($53,354)	($55,665)
Adjusted EBIT*	$190,621	$150,807	$314,816	$505,949

*Non-GAAP financial measure

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